UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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RED TRAIL ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

NOTICE OF 2019 ANNUAL MEETING OF MEMBERS
To be Held Friday, March 29, 2019
To our members:

The 2019 annual meeting of members (the "2019 Annual Meeting") of Red Trail Energy, LLC (the "Company") will be held on Friday, March 29, 2019, at the Ramada-Bismarck, 1400 E. Interchange Avenue, Bismarck, North Dakota 58501. Registration for the meeting will start at 11:00 a.m. with a meal served at 12:00 p.m. and the meeting commencing at approximately 12:30 p.m. If you plan to attend the meal, please R.S.V.P. by calling Stacy Wagner at (701) 974-3308 Ext. 1103 by Friday, March 15, 2019. The Board of Governors (the "Board") encourages you to attend the meeting and the meal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING TO BE HELD ON FRIDAY, MARCH 29, 2019:

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to members are available at www.redtrailenergy.com; and

•
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (701) 974-3308 or toll free at (855) 974-3308, by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652, by e-mail at proxy@redtrailenergy.com, or on our website at www.redtrailenergy.com on or before March 22, 2019, to facilitate timely delivery.

The purposes of the meeting are to: (1) Elect three governors to the Board; (2) Vote on an amendment to the Company's Amended and Restated Member Control Agreement proposed by the Company; and (3) Transact such other business as may properly come before the 2019 Annual Meeting or any adjournments thereof. If you have any questions regarding the information in the proxy statement, regarding completion of the proxy card or for directions to be able to attend the meeting in person, please call the Company at (701) 974-3308 or email us at proxy@redtrailenergy.com.

Only members listed on the Company's records at the close of business on January 28, 2019 are entitled to notice of the 2019 Annual Meeting and to vote at the 2019 Annual Meeting and any adjournments thereof. To be certain that your membership units will be represented at the 2019 Annual Meeting, your proxy card must be received by 4:00 p.m. on Thursday, March 28, 2019. However, proxy cards may still be accepted by the Company for the 2019 Annual Meeting at any time prior to the polls closing.

To assure the presence of a quorum, the Board requests that you promptly sign, date and return a proxy card, whether or not you plan to attend the meeting. Proxy cards are available on the Company's website at www.redtrailenergy.com and may be printed by the members. No personal information is required to print a proxy card. If you wish to revoke your proxy at the meeting and execute a new proxy card, you may do so by giving written notice to our CFO, Jodi Johnson, prior to the commencement of the meeting. You may fax your completed proxy card to the Company at (701) 974-3309 or mail it to the Company at P.O. Box 11, Richardton, ND 58652.

By order of the Board of Governors,

/s/ Sid Mauch
Richardton, ND,     January 28, 2019            Sid Mauch, Chairman

Red Trail Energy, LLC
P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Proxy Statement
2019 Annual Meeting of Members
Friday, March 29, 2019

This proxy solicitation is being made by Red Trail Energy, LLC (the "Company"). The proxy statement and proxy card were prepared by the Board of Governors of the Company (the "Board") for use at the 2019 annual meeting of members to be held on Friday, March 29, 2019 (the "2019 Annual Meeting"), and any adjournment thereof. The 2019 Annual Meeting will be held at the Ramada-Bismarck, 1400 E. Interchange Avenue, Bismarck, North Dakota 58501. Registration for the 2019 Annual Meeting will begin at 11:00 a.m. A meal will be served at 12:00 p.m. and the 2019 Annual Meeting will commence at approximately 12:30 p.m. This solicitation is being made according to the Internet availability of proxy materials rules of the Security and Exchange Commission ("SEC"), however the Company may also use its officers, governors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile, email or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about January 28, 2019.

SECTION I - QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING AND VOTING

Q:    Why did I receive this proxy statement?

A:
The Board is soliciting your proxy to vote at the 2019 Annual Meeting because you were a member of the Company at the close of business on January 28, 2019, the record date, and are entitled to vote at the meeting.

Q:	When and where is the 2019 Annual Meeting?

A:
The 2019 Annual Meeting will be held at the Ramada-Bismarck, 1400 E. Interchange Avenue, Bismarck, North Dakota 58501 on March 29, 2019. Registration for the meeting will begin at 11:00 a.m. and a meal will be served at 12:00 p.m. The 2019 Annual Meeting will commence at approximately 12:30 p.m.

Q:    Who can attend the 2019 Annual Meeting?

A:	All members of the Company as of the close of business on the record date may attend the 2019 Annual Meeting.

Q:	What is the record date for the 2019 Annual Meeting?

A:	The record date for the 2019 Annual Meeting is the close of business on January 28, 2019.

Q:	What am I voting on?

A:
You are voting on (1) the election of three governors; and (2) the First Amendment to the Company's Amended and Restated Member Control Agreement proposed by the Company (the "Control Agreement Amendment"). The nominees are Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Q:    How many membership units are outstanding?

A:	On January 28, 2019, there were 40,148,160 outstanding membership units. This means there is a total of 40,148,160 votes on any matter presented to the members.

Q:	What constitutes a quorum?

A:
As of the record date, the Company had 40,148,160 outstanding membership units. The presence of members holding fifty percent of the total outstanding membership units, or 20,074,080 membership units, constitutes a quorum. If you submit a properly executed proxy or appear in person at the 2019 Annual Meeting, then your units will be counted as part of the quorum.

Q.	How did you select the nominees for governors?

A.
The Nominating Committee evaluates prospective nominees' knowledge about the Company, the ethanol industry, financial statements, corn and ethanol markets and general business. Frank Kirschenheiter, Sid Mauch and Anthony Mock were considered for nomination to their existing seats. Based on this evaluation of the nominees, the Nominating Committee recommended that Frank Kirschenheiter, Sid Mauch and Anthony Mock be nominated for election as Group III governors, to serve until the 2022 annual meeting or until their successors are duly elected and qualified.  The Board recommends that members vote their units in favor of the election of Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Q:	What is the voting requirement to elect the governors and what is the effect of a withhold vote?

A:
In the election of governors, the three nominees receiving the greatest number of votes will be elected, regardless of whether any individual nominee receives votes from a majority of the quorum. The presence (in person or by proxy) of members representing at least fifty percent of the membership voting interests is required for the election of governors.

Withhold votes will be counted when determining whether a quorum is present. Withhold votes for governor elections, however, will not be counted for or against any nominee because governors are elected by plurality vote, meaning that the three nominees receiving the most votes win.

Q:	How many votes can I cast when electing governors?

A:
The Company has received written notice of a member's intent to use cumulative voting. As a result, in accordance with the cumulative voting rights set forth in the Company's Articles of Organization and in Section 10-32-76 of the North Dakota Limited Liability Company Act, to which the Company is subject, you are entitled to give a nominee as many votes as is equal to the number of membership units you own multiplied by the number of governors to be elected, or you may distribute your votes among the nominees as you see fit.  For example, if you own 100 membership units as of the record date, and if three governors are to be elected in a group at the annual meeting, you have 300 votes that you can allocate among the nominees in that group in any manner you choose. You are not required to cumulate your votes and may split your votes equally among candidates.  If three governors are to be elected at the annual meeting, the three nominees receiving the greatest number of affirmative votes at the annual meeting will be elected to the Board.

Q:	What is the voting requirement to approve the proposed Control Agreement Amendment and what is the effect of abstention?

A:
The proposed Control Agreement Amendment will be approved if it receives affirmative votes from members holding 66.67% of the units, represented at a meeting where a quorum is present and having governance rights entitled to vote on the matter. Abstentions will be counted for purposes of determining if a quorum is represented at the meeting, but will have the effect of a vote AGAINST the proposed Control Agreement Amendment.

Q:     What is the effect of a broker non-vote?

A:
While we do not believe that any of the Company's units are held in street name by brokers, broker non-votes, if any, will count for purposes of establishing a quorum at the 2019 Annual Meeting. A broker non-vote occurs when an individual owns units which are held in the name of a broker. The individual is the beneficial owner of the units, however, on the records of the Company, the broker owns the units. If the individual who beneficially owns the units does not provide the broker with voting instructions on non-routine matters, this is considered a broker non-vote. For such non-routine matters, the broker cannot vote either way and reports the units as "non-votes." These broker non-votes function as abstentions under the Company's governing documents.

Q:	Do I have dissenters' rights?

A:
Pursuant to Section 10-32-54 of the North Dakota Statutes, members have no dissenters' rights with regard to governor elections or the Control Agreement Amendment vote. Dissenters' rights are generally the right of a security holder to dissent from and obtain the fair value of their membership units in certain events, such as mergers, share exchanges, and certain amendments to a company's governance documents.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2019 Annual Meeting, either in person or by proxy. You may vote using either of the following methods:

•
Proxy. The Company's proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2019 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2019 Annual Meeting in accordance with the member's directions. The Company urges you to specify your choices by marking the appropriate boxes on the proxy card. After you have marked your choices, please sign and date the proxy card and return it to the Company at P.O. Box 11, Richardton, ND 58652 or by fax to the Company at (701) 974-3309. To be certain that your membership units will be represented at the 2019 Annual Meeting, your proxy card must be received by the Company by 4:00 p.m. on Thursday, March 28, 2019. However, proxy cards may still be accepted by the Company in person at the 2019 Annual Meeting at any time prior to the polls closing.

If you sign and return the proxy card without specifying any choices for governor, your membership units will be voted for the recommended candidates Frank Kirschenheiter, Sid Mauch and Anthony Mock, and your vote will be split equally between the three nominees. If you sign and return the proxy card without specifying any choices regarding the Control Agreement Amendment, your membership units will be voted for Proposal Two - Control Agreement Amendment.
.

•	In person at the 2019 Annual Meeting. All members may vote in person at the 2019 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must sign the proxy card in order for the units to be counted.

Q:    What can I do if I change my mind after I return my proxy?

A:    You may revoke your proxy by:

•	Voting in person at the 2019 Annual Meeting;

•	Giving written notice of the revocation to our CFO, Jodi Johnson, at the Company's offices at P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652 prior to the 2019 Annual Meeting; or

•	Giving written notice of the revocation to our CFO, Jodi Johnson, at the commencement of the 2019 Annual Meeting.

Q:    What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not mark any choices on the proxy card for governors, then the proxies will vote your units for the Board recommended candidates Frank Kirschenheiter, Sid Mauch and Anthony Mock and your votes will be allocated equally between the three nominees. You may wish to vote for only one of the governor nominees. In this case, your votes will only be counted for the governor nominee you have selected and all of your cumulated votes will be allocated for that governor nominee. If you do not mark any choices on the proxy card, the the proxies will vote your units for Proposal Two - Control Agreement Amendment. If you mark contradicting choices on the proxy card, such as both for and withhold for a nominee or for and against Proposal Two - Control Agreement Amendment, your votes will not be counted with respect to the governor nominee(s) for whom you marked contradicting choices or for the proposal for which you marked contradicting choices.

Each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2019 Annual Meeting.

Q:	Who will count the vote?

A:
All votes will be tabulated by the Company's CFO, Jodi Johnson, and the election will be certified by a representative from the BrownWinick Law Firm who will be serving as inspector of elections. Votes, abstentions and withhold votes will be tabulated separately.

Q:	How do I nominate a candidate for election as a governor at next year's annual meeting?

A:	Two governor positions will stand for election at the 2020 annual meeting. Nominations for governor positions are made by a nominating committee appointed by the Board.

In addition, our Amended and Restated Operating Agreement provides that members must give advance notice to the Company of any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely, a member's notice must be received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor; and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

Q:	What is a member proposal?

A:
A member proposal is your recommendation that the Company and/or the Board take action, which you intend to present at a meeting of the Company's members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are member proposals due for the 2020 annual meeting?

A:
In order to be considered for inclusion in the Company's 2020 annual meeting proxy statement, member proposals must be submitted in writing to the Company, by October 1, 2019 (approximately 120 days prior to the one year anniversary date of the mailing of the 2019 proxy materials for the 2019 Annual Meeting). The Company suggests that proposals for the 2020 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2020 annual meeting of members without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than December 15, 2019 (approximately 45 days prior to the one year anniversary date of the mailing of the 2019 proxy materials for the 2019 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2020 annual meeting by December 15, 2019, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion, provided the Company has included in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.
SECTION II - PROPOSALS TO BE VOTED UPON

PROPOSAL ONE
ELECTION OF GOVERNORS

The Company has seven governors.  Each governor is elected to a three year term.  The terms of the governors are staggered, so that the terms of no more than three governors expire every three years. The staggering of the terms of the governors commenced at the annual meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term (Group I), two governors were elected to an initial two year term (Group II), and three governors were elected to an initial three year term (Group III). The Company's current governors, listed by group, are as follows:

Group I:     Ronald Aberle and Ambrose Hoff - Terms expire in 2020
Group II:       Mike Appert and William Price - Terms expire in 2021
Group III:      Frank Kirschenheiter, Sid Mauch and Anthony Mock - Terms expire in 2019

The Nominating Committee of the Board is comprised of Ronald Aberle, Mike Appert, Ambrose Hoff, and William Price and is responsible for selecting candidates for governor. The Nominating Committee undertook a review of all prospective nominees.  Frank Kirschenheiter, Sid Mauch and Anthony Mock, the Group III incumbent governors, were considered for nomination to their existing seats.

Based on this evaluation of the nominees, the Nominating Committee recommended that Frank Kirschenheiter, Sid Mauch and Anthony Mock be nominated for election as Group III governors, to serve until the 2022 annual meeting or until their successors are duly elected and qualified.  Frank Kirschenheiter, Sid Mauch and Anthony Mock have each consented to being named in the proxy statement and to serve if elected. The Board recommends that members vote their units in favor of the election of Frank Kirschenheiter, Sid Mauch and Anthony Mock.

The three nominees who receive a plurality of the votes for the election of governors (in person or by proxy) will be elected to the position of governor.  If you fail to mark a vote, the proxies solicited by the Board will be voted in favor of the Board's nominees and your units will be equally distributed among the three Board recommended nominees.  If you do not submit a proxy card or attend the meeting, your vote will not be counted as a vote for or against any nominee and you will not be counted as present for purposes of determining a quorum. If you withhold your vote, your vote will not be counted as a vote for or against any nominee but will be counted for purposes of determining a quorum.

The following table contains certain information with respect to the nominees for election to the Board at the 2019 Annual Meeting:

Name	Age	Year First Became A Governor	Term Expires	If Elected, Term will Expire	Primary Occupation
Frank Kirschenheiter	67	2007	2019	2022	Retired
Sid Mauch	71	2009	2019	2022	Retired
Anthony Mock	45	2013	2019	2022	Farmer

Biographical Information of Nominees

Frank Kirschenheiter, Governor and Nominee - Age 68

Mr. Kirschenheiter has served as a governor since May 2007. Mr. Kirschenheiter's term as a governor will expire at the 2019 annual meeting. Mr. Kirschenheiter previously served as treasurer of the Board and is a member of the Compensation Committee. Mr. Kirschenheiter and his wife Earlene are involved with their children in a small cattle operation outside of Richardton, North Dakota.  Mr. Kirschenheiter has also served as the mayor of the City of Richardton for the past 24 years. If elected, Mr. Kirschenheiter has agreed to serve.

Sid Mauch, Governor, Chairman and Nominee - Age 72

Mr. Mauch currently serves as chairman of the Board and has served as a governor since March 2009. Mr. Mauch's term as a governor will expire at the 2019 annual meeting. Mr. Mauch will continue as the Company's chairman until his earlier resignation or removal. Mr. Mauch also currently serves on our Risk Management, and Compensation Committees. Mr. Mauch was the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, from 1976 to 2012. If elected, Mr. Mauch has agreed to serve.

Anthony Mock, Governor and Nominee - Age 46

Mr. Mock has served as a governor since March 2013. Mr. Mock's term as a governor will expire at the 2019 annual meeting. Mr. Mock currently serves on our Risk Management and Compensation Committees. Mr. Mock has been active in farming for over 20 years in the rural Kintyre, North Dakota area. Mr. Mock also serves as a board member for the North Dakota Corn Growers Association (NDCGA) and sits on the Ethanol and Cattle Committee within the NDCGA. Mr. Mock is also an Action Team Member for the United States Grain Council. If elected, Mr. Mock has agreed to serve.

Required Vote and Board Recommendation

The affirmative vote of a plurality of the membership voting interests is required to elect a nominee to the position of governor. The three nominees receiving the greatest number of votes will be elected as governors. If you do not submit a proxy card or attend the meeting, your vote will not be counted as a vote for or against any nominee and you will not be counted as present for purposes of determining a quorum. If you withhold your vote, your vote will not be counted as a vote for or against any nominee but will be counted for purposes of determining a quorum.

YOUR BOARD BELIEVES FRANK KIRSCHENHEITER, SID MAUCH AND ANTHONY MOCK ARE WELL QUALIFIED TO SERVE AS GOVERNORS OF THE COMPANY AND RECOMMENDS A VOTE FOR THE ABOVE NOMINEES FOR ELECTION AS GOVERNORS AT THE 2019 ANNUAL MEETING.

PROPOSAL TWO
APPROVAL OF FIRST AMENDMENT TO THE AMENDED AND RESTATED MEMBER CONTROL AGREEMENT PROPOSED BY THE COMPANY

Proposal Two is to adopt the Control Agreement Amendment proposed by the Company. The primary purpose of the Control Agreement Amendment is to update the Amended and Restated Member Control Agreement dated May 28, 2009 (the "Member Control Agreement") in response to the revised IRS audit procedures for businesses taxed as partnerships, including limited liability companies taxed as partnerships. The general effect is to update the Member Control Agreement to be in compliance with the IRS audit procedures for businesses taxed as partnerships. The proposed Control Agreement Amendment is set forth below.

The Member Control Agreement is amended as follows:

1.    Section 3.4 of the Member Control Agreement (Tax Matters) is removed in its entirety and is replaced by the following:

3.4     Tax Matters.

(1)
Tax Status. The Company shall be classified and taxed as a partnership for federal and state income tax purposes except to the extent that the Company is to be disregarded as an entity for federal and state income tax purposes pursuant to applicable provisions of the Code. If the Company is disregarded for income tax purposes, the Company shall not be disregarded as a separate legal entity for any other purpose, including but not limited to, diminishing in any respect the LLC Act providing that a Person owning or holding Membership Interests, Governor, Officer or other agent of the Company is not liable for the acts, debts, liabilities, or obligations of the Company.

(2)
Appointment. Chairman of the Board is hereby appointed as the “tax matters partner” (as defined in Code Section 6231 prior to its amendment by the Bipartisan Budget Act of 2015 (“BBA”)) (the “Tax Matters Member”) and the “partnership representative” (the “Partnership Representative”) as provided in Code Section 6223(a) (as amended by the BBA). The Tax Matters Member or Partnership Representative may resign at any time. The Tax Matters Member or Partnership Representative may be removed at any time by the Board. Upon resignation, death, or removal of the Tax Matters Member or Partnership Representative, the Board will select the successor Tax Matters Member or Partnership Representative.

(3)
Tax Examinations and Audits. The Tax Matters Member and Partnership Representative are each authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the

Company’s affairs by any taxing authority, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewithin. Each Member agrees that such Member will not independently act with respect to tax audits or tax litigation of the Company, unless previously authorized to do so in writing by the Tax Matters Member or Partnership Representative, which authorization may be withheld by the Tax Matters Member or Partnership Representative in its sole discretion. The Tax Matters Member or Partnership Representative has sole discretion to determine whether the Company (either on its own behalf or on behalf of the Members) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any taxing authority.

(4)
Income Tax Elections. Except as otherwise provided herein, each of the Tax Matters Member and Partnership Representative has the sole discretion to make any determination regarding income tax elections it deems advisable on behalf of the Company, including (1) the election out of the partnership audit procedures enacted under Section 1101 of the BBA (the “BBA Procedures”) for tax years beginning on or after January 1, 2018 pursuant to Code Section 6221(b) (as amended by the BBA); and (2) for any year in which applicable law and regulations do not permit the Company to elect out of the BBA Procedures, the election of the alternative procedure under Code Section 6226, as amended by Section 1101 of the BBA.

(5)
Tax Returns. Each Member agrees that such Member will not treat any Company item inconsistently on such Member’s federal, state, foreign or other income tax return with the treatment of the item on the Company’s return.

(6)
Survival of Obligations. The obligations of each Member or former Member under this Section survive the transfer or redemption by such Member of its Units and the termination of this Agreement or dissolution of the Company. Each Member acknowledges and agrees that, notwithstanding the transfer or redemption of all or a portion of its Membership Interest in the Company, it may remain liable for tax liabilities with respect to its allocable share of income and gain of the Company for the Company’s taxable years (or portions thereof) prior to such transfer or redemption.

Required Vote and Board Recommendation

With respect to approval of the Control Agreement Amendment, if a quorum is present, the affirmative vote of members owning 66.67% of the units, represented at the 2019 Annual Meeting (in person or by proxy) and having governance rights (as defined in the Company's Member Control Agreement) entitled to vote on the matter shall constitute the act of the members. If you fail to mark a vote, the proxies solicited by the Board will be voted FOR Proposal Two. If you mark contradicting choices on your proxy card such as a vote both for and against Proposal Two, your vote will have the effect of a vote AGAINST Proposal Two. If you abstain, your units will be included in the determination of whether a quorum is present. However, your abstention will have the effect of a vote AGAINST Proposal Two. If you do not submit a proxy card or attend the 2019 Annual Meeting, your vote will not be counted as a vote either for or against Proposal Two.

If Proposal Two is approved, the form of Control Agreement Amendment attached as Appendix I will be adopted by the Company.

THE BOARD HAS APPROVED THE PROPOSED CONTROL AGREEMENT AMENDMENT AND RECOMMENDS A VOTE FOR PROPOSAL TWO.

SECTION III - REQUIRED INFORMATION

GOVERNORS AND OFFICERS

Biographical Information for Non-nominee Governors

Ronald Aberle, Governor - Age 55

Mr. Aberle has served as a governor since our inception and is the chair of our Audit Committee. Mr. Aberle's term as a governor will expire at the 2020 annual meeting. Mr. Aberle is also a member of our Audit, Compensation, Nominating, and Risk Management Committees. Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise. Mr. Aberle currently serves as an advisory board member of US Bank in Bismarck and is a trustee of St. Hildegard's Church.

Mike Appert, Governor, Vice Chairman - Age 50

Mr. Appert currently serves as vice chairman of the Board and has served as a governor since our inception. Mr. Appert's term as a governor will expire at the 2021 annual meeting. Mr. Appert will continue as the Company's vice chairman until his earlier resignation or removal.  He previously served as chairman and secretary.  Mr. Appert is also a member of our Compensation, Nominating, and Risk Management Committees.

Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991, as well as operating a Mycogen Seeds Dealership.  He also serves on several boards which include the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as treasurer, the St. Paul Catholic Church Finance Council, and the North Dakota Soybean Council. Mr. Appert has a degree in Financial Management from the University of North Dakota. Mr. Appert was selected as a governor based on his prior experience with the Company and the ethanol industry as well as his business and agricultural experience.

Ambrose Hoff, Governor and Secretary - Age 67

Mr. Hoff has served as a governor since our inception. Mr. Hoff's term as a governor will expire at the 2020 annual meeting. Mr. Hoff currently serves as secretary of the Board. Mr. Hoff will continue as the Company's secretary until his earlier resignation or removal. He is also a member of our Audit, Nominating, and Compensation Committees. Mr. Hoff is the president of Stone Mill, Inc, a grain processing plant and also the CEO of Amber Waves, Inc., a manufacturing facility, both located in Richardton, North Dakota. Mr. Hoff is an active board member of the Richardton Development Company and previously served as our president from inception to August 28, 2006 and as a governor until 2007 until he was re-elected as a governor in 2011.

William Price, Governor - Age 56

Mr. Price has served as a governor since our inception. Mr. Price's term as a governor will expire at the 2021 annual meeting. Mr. Price currently serves as a member of the Audit, Compensation, and Nominating Committees.  Mr. Price served as vice president from inception of the Company until May 2007, and until recently served as secretary.

Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation.  Since 1997, he has been the managing partner and is currently the president of Missouri River Feeders LLP, a feedlot and diversified farm.  He also serves as a governor of Dakota Beef Growers, LLC, a specialized beef operation, and is a governor of Sunnyside Feeds, LLC, a custom feed plant.  Mr. Price is also a governor of North Dakota Sow Center LLLP, a 10,000 head ISO wean facility.  Mr. Price is a member of multiple associations, including the North Dakota Stockmen's Association, the National Cattlemen's Beef Association, and the Great Bend Irrigation District, and has served on the Missouri Slope Irrigation Board of Governors and served as chairman of the North Dakota Feeder Council. Mr. Price was selected as a governor based on his prior experience with the Company and the ethanol industry as well as his business and agricultural experience.

Biographical Information Regarding Officers and Key Employees

Gerald Bachmeier, Chief Executive Officer - Age 64

Mr. Bachmeier has served as the Company's Chief Executive Officer since July 2010 and has been involved in the ethanol industry for the past twenty-eight years. He has served as a Plant Manager of Morris Ag Energy and Chief Marketing Manager of United Ethanol Sales. He was instrumental in the design, formation and construction of DENCO, LLC and was the major role player for the acquisition of Morris Ag Energy. Mr. Bachmeier has held various board positions with many industry trade groups including the Renewable Fuels Association and the Minnesota Coalition for Ethanol. Mr Bachmeier currently serves on the board for the Renewable Fuels Marketing Group and the North Dakota Ethanol Council, and is the current President of the North Dakota Ethanol Producers Association. Mr. Bachmeier serves at the pleasure of the Board until his earlier resignation or removal and pursuant to the terms of his employment contract.

Jodi Johnson, Chief Financial Officer - Age 38

Ms. Johnson has served as the Company's Chief Financial Officer since April 2013. She is a Certified Public Accountant who operated her own tax preparation service for the last six years where she prepared tax returns and provided other financial services for her clients. Ms. Johnson was also the Accounting Assistant and then Controller for the Theodore Roosevelt Medora Foundation since August 2004 where she prepared financial statements, supervised other accounting staff and performed other accounting related duties. Ms. Johnson serves at the pleasure of the Board until her earlier resignation or removal.

Dustin Willett, Chief Operating Officer - Age 37

Mr. Willett has served as the Company's Chief Operating Officer since June 2016. Prior to becoming the COO he served as the Company's Maintenance Manager since March 2013. Mr. Willett was a General Foremen for Industrial Contractors Inc. for eight years prior to beginning his employment with the Company. Mr. Willett serves at the pleasure of the Board until his earlier resignation or removal.

Ryan Wiege, Grain Merchandiser - Age 34

Mr. Wiege has served as the Company's Grain Merchandiser since December 2008 and currently servers on our Risk Management Committee. Prior to his employment with the Company he worked at the Bobcat Company in Bismarck as an Assembly Mechanic for four years. Mr. Wiege serves at the pleasure of the Board until his earlier resignation or removal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

For purposes of our governors, governor nominees, management and members who beneficially own 5% or more of the membership units, beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the tables below has sole voting and sole investment power for all membership units beneficially owned by that person. In addition, unless otherwise indicated, all persons named below can be reached at Red Trail Energy, LLC at 3682 Highway 8 South, P.O. Box 11, Richardton, ND 58652.

There are no persons known by management that hold the beneficial ownership of 5% or more of the outstanding membership units as of January 28, 2019.

SECURITY OWNERSHIP OF OUR BOARD OF GOVERNORS, MANAGEMENT AND OUR NOMINEES

As of January 28, 2019, members of our management, the Board and our nominees own membership units as follows:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Sid Mauch, Governor and Nominee	1,000	*
Membership Units	Ambrose Hoff, Governor	660,000(1)	1.64%
Membership Units	Ronald Aberle, Governor	372,920(2)	*
Membership Units	Mike Appert, Governor	1,295,000(3)	3.23%
Membership Units	Frank Kirschenheiter, Governor and Nominee	100,000	*
Membership Units	William Price, Governor	400,000(4)	*
Membership Units	Anthony Mock, Governor and Nominee	15,000(5)	*
Membership Units	Gerald Bachmeier, CEO	1,624,500(6)	4.05%
Membership Units	Jodi Johnson, CFO	—	*
Membership Units	Dustin Willett, COO	—	*
Membership Units	Ryan Wiege, Grain Merchandiser	—	*
TOTAL:	Governors/Officers/Nominees as a Group	4,468,420	11.13%

(*)	Designates less than one percent ownership.

(1)
Includes 360,000 units owned jointly with Mr. Hoff's spouse.  Additionally, 300,000 units are held by Richardton Development Company, of which Mr. Hoff serves as an officer and of which Mr. Hoff disclaims beneficial ownership.

(2)
Includes 172,920 units owned jointly with Mr. Aberle's spouse. Additionally, 200,000 units are held by Aberle Farms of which Mr. Aberle is a partner and of which Mr. Aberle disclaims beneficial ownership.

(3)
Includes 375,000 units which Mr. Appert owns jointly with his spouse and 100,000 units held directly by his son of which Mr. Appert disclaims beneficial ownership.  Additionally, 160,000 units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership and 160,000 units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.

(4)	Includes 300,000 units which Mr. Price owns jointly with his brother and 100,000 units held jointly with his brother and mother.

(5)	Includes 15,000 units owned jointly with Mr. Mock's spouse.

(6)	Includes 1,624,500 units owned by RTSB, LLC of which Mr. Bachmeier is a principal owner and of which Mr. Bachmeier disclaims beneficial ownership.

BOARD OF GOVERNORS' MEETINGS AND COMMITTEES

The Board generally meets once per month. The Board held twelve regularly scheduled meetings and no special meetings during the fiscal year ended September 30, 2018. Each governor attended at least 75% of the meetings of the Board during the fiscal year ended September 30, 2018.

The Board does not have a formalized process for holders of membership units to send communications to the Board. The Board feels this is reasonable given the accessibility of our governors. Members desiring to communicate with the Board are free to do so by contacting a governor. The names of our governors are listed on the Company's website at www.redtrailenergyllc.com/investors/board_of_directors or are available by calling the Company's office at (701) 974-3308.

The Board does not have a policy with regard to governors' attendance at annual meetings. Last year, all seven governors attended the Company's annual meeting. Due to this high attendance record, it is the view of the Board that such a policy is unnecessary.

Governor and Nominee Independence

All of our governors and nominees are independent, as defined by our Audit Committee Charter. In evaluating the independence of our governors and nominees, we considered the following factors: (i) the business relationships of our governors and nominees; (ii) positions our governors and nominees hold with other companies; (iii) family relationships between our governors and nominees and other individuals involved with the Company; (iv) transactions between our governors and nominees and the Company; and (v) compensation arrangements between our governors and nominees and the Company.

Board Leadership Structure and Role In Risk Oversight

The Company is managed by a Chief Executive Officer that is separate from the Chairman of the Board. The Board has determined that its leadership structure is effective to create checks and balances between the executive officers of the Company and the Board. The Board is actively involved in overseeing all material risks that face the Company. The Board administers its oversight functions by reviewing the operations of the Company, by overseeing the executive officers' management of the Company, and through its risk management committee.

Code of Ethics

The Company has adopted a Code of Business Conduct that applies to all of our employees, officers and governors, and a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Grain Merchandiser and other persons performing similar functions.  The Code of Business Conduct and Code of Ethics are available on the Investors section of our website at www.redtrailenergyllc.com/investors/how_to_invest.

Committees

The Board has four standing committees: the Audit Committee, Compensation Committee, Nominating Committee and Risk Management Committee. Each committee member attended at least 75% of the committee meetings for all committees on which they served.

Audit Committee

The Audit Committee of the Board operates under a charter adopted by the Board on December 22, 2010. A copy of our Audit Committee charter is posted on our website at www.redtrailenergyllc.com/investors/how_to_invest. Under the charter, the Audit Committee must have at least three members.  Our Audit Committee members are Ronald Aberle, Ambrose Hoff and William Price. The chairperson of the Audit Committee is Mr. Aberle. Our Audit Committee currently does not have an individual designated as a financial expert and has communicated this to the Nominating Committee for their consideration as they review potential nominees for the Board.  The reason the Audit Committee does not have a financial expert is that none of our current governors qualify as a financial expert. Since the Company is not registered with a national securities exchange, the Audit Committee is exempt from the independence listing standards required by such national securities exchanges. Our Audit Committee charter requires a majority of our committee members to be independent as defined in the Audit Committee charter. All three members of our Audit Committee are independent as required by our Audit Committee charter.

The Audit Committee held five meetings during the fiscal year ended September 30, 2018.  Each audit committee member attended at least 75% of the audit committee meetings during the fiscal year ended September 30, 2018.

Audit Committee Report

The Audit Committee delivered the following report to the Board of the Company on December 17, 2018. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process.  The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Audit Committee reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2018.  The committee has discussed with Eide Bailly LLP, its independent accountants, the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 61, as amended Communications with Audit Committee (AS61). The committee has received from the independent auditors written disclosures regarding the auditors' independence required by PCAOB and the Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditors' independence. The committee has considered whether the provision of services by Eide Bailly LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q are compatible with maintaining Eide Bailly LLP independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2018.
Audit Committee
Ronald Aberle, Chairman
Ambrose Hoff
William Price

Independent Registered Public Accounting Firm

The Audit Committee has selected Eide Bailly LLP as the independent registered public accountants for the fiscal year October 1, 2017 to September 30, 2018. A representative of Eide Bailly LLP is expected to be present at the 2019 Annual Meeting to respond to questions from the members and will have an opportunity to make a statement if they desire.

Audit Fees

The aggregate fees billed to the Company by our independent registered public accountants, Eide Bailly LLP, during our 2018 and 2017 fiscal years are as follows:

Category	Fiscal Year	Eide Bailly Fees
Audit Fees(1)	2018	$91,021
	2017	82,998
Tax Fees(2)	2018	16,898
	2017	17,096

(1)
Audit Fees. This category includes the fees and out-of-pocket expenses for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

The Board is required to pre-approve all audit and non-audit services performed by the Company's independent auditor to assure that the provision of such services does not impair the auditor's independence.  All audit and non-audit services performed by the Company's independent auditor were pre-approved by the Board. The Board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Board may delegate its pre-approval authority to one or more of its governors, but not to management. The governor or governors to whom such authority is delegated shall report any pre-approval decisions to the Board at its next scheduled meeting.

Compensation Committee
The Company's standing Compensation Committee consists of all members of the Board. Sid Mauch serves as the chairman of the Compensation Committee. The Compensation Committee has the overall responsibility for approving and evaluating the Company's governor and Chief Executive Officer's compensation. Each member of the Compensation Committee is independent pursuant to the independence standard included in the Company's Audit Committee charter. The Compensation Committee has delegated to the Chief Executive Officer the authority to set compensation for lower executive officers, including the Company's Chief Financial Officer, Chief Operating Officer and Grain Merchandiser, and also the authority to implement compensation plans, policies and programs consistent with the Company's philosophy and objectives. The Compensation Committee has not engaged compensation consultants or any other person to assist in determining or recommending the amount or form of executive or governor compensation, but would consider doing so in those situations where it felt such an engagement was warranted or appropriate.

The Compensation Committee does not operate under a charter and is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system or a national securities association or to issuers of such securities. The Compensation Committee held one meeting during the fiscal year ended September 30, 2018 and each member of the Compensation Committee attended the meeting.

For additional information on the responsibilities and activities of the compensation committees, including the process for determining executive compensation; see the section of this proxy statement entitled "Compensation Discussion and Analysis."

Nominating Committee
The Nominating Committee of the Board consists of Ronald Aberle, Mike Appert, Ambrose Hoff and William Price. Mr. Appert serves as chairman of the Nominating Committee. Each member of the Nominating Committee is independent pursuant to the independence standard included in the Company's Audit Committee charter. The Nominating Committee held one meeting during the fiscal year ended September 30, 2018 and each member of the Nominating Committee attended the meeting.  The Nominating Committee does not operate under a written charter.

Governor Nominations Policy

Our Nominating Committee will consider governor candidates recommended by members.  Members interested in submitting the name of a candidate for consideration as governor should send a letter to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, and specify that the letter should be forwarded to the chairman of the Nominating Committee.  The Board has not yet adopted a formal policy regarding qualifications of governor candidates and we do not have a policy regarding considering diversity in governor nominees.  In evaluating governor nominees, the nominating Committee and the Board considers a variety of factors, including the appropriate size of the Board; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

On July 31, 2008, the Board adopted an Amended and Restated Operating Agreement, which provided that members must give advance notice to the Company of any business that they propose to bring before an annual meeting or of any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely a member's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor; and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

For the 2019 Annual Meeting, the Nominating Committee evaluated the qualifications and performance of three incumbent governors, Frank Kirschenheiter, Sid Mauch and Anthony Mock, whose terms as Group III governors will expire at the 2019 Annual Meeting and who were each recommended by members of the Company. Based upon these evaluations, the Nominating Committee nominated and recommended Mr. Kirschenheiter, Mr. Mauch and Mr. Mock for election as governors at the 2019 Annual Meeting.  The Nominating Committee did not receive any nomination, other than for the incumbent governors Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Risk Management Committee

The Risk Management Committee of the Board consists of Ronald Aberle, Mike Appert, Sid Mauch and Anthony Mock. Mr. Appert serves as chairman of the Risk Management Committee. The Risk Management Committee is involved in setting the direction for the Company in relation to its corn and ethanol hedging strategies. The Risk Management Committee met fifty-nine times during our fiscal year ended September 30, 2018 and each committee member attended at least 75% of the committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a written policy requiring all governors, officers and employees, and their immediate family members to notify the Board about any transaction, of any size, with the Company.  The Board is responsible for enforcing this policy. Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased E85 or distillers grains from the Company.  These purchases and sales were made on terms available to all parties that do business with the Company, and were as follows for our 2018 fiscal year:

Ronald Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $2,212,531 during our fiscal year ended September 30, 2018.

Mike Appert, a governor, and various companies owned in part by Mr. Appert, sold corn to the Company in an amount equal to $4,554,542 and had E85 purchases in an amount equal to $8,421 during our fiscal year ended September 30, 2018.

Ambrose Hoff, a governor, sold corn to the Company in an amount equal to $117,158 and had E85 purchases of $487 during our fiscal year ended September 30, 2018.

Anthony Mock, a governor and a nominee, and a company owned in part by Mr. Mock, sold corn to the Company in an amount equal to $749,564, received a sponsorship of $2,500 from the Company and had E85 purchases in an amount equal to $4,921 during our fiscal year ended September 30, 2018.

Gerald Bachmeier, the Company's Chief Executive Officer, and a company owned in part by Mr. Bachmeier, sold corn to the Company in an amount equal to $3,243, had E85 purchases in an amount equal to $133 and had distillers purchases in an amount equal to $4,800 during our fiscal year ended September 30, 2018.

William Price, a governor, and a company owned in part by Mr. Price, had distillers purchases in an amount equal to $443,693 during our fiscal year ended September 30, 2018.

The Board reviews all transactions with related parties, as that term is defined by Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest. The Company's Code of Business Conduct and Code of Ethics also includes a written policy governing related party transactions, that applies to all of our employees, officers and governors.

COMPENSATION OF GOVERNORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Overview

Throughout this proxy statement, the individuals who serve as our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Grain Merchandiser are referred to as the "executive officers". The Compensation Committee has responsibility for establishing, implementing and regularly monitoring adherence to the Company's compensation philosophy and objectives.

In setting compensation, the Compensation Committee took into account the member vote at our 2017 annual member meeting called the "Say-on-Pay," where the Company's members overwhelming voted to endorse the Company's system of compensating its executive officers.

Compensation Philosophy and Objectives

Our compensation programs are designed to achieve the following objectives:

•	Attract, retain and motivate highly qualified and talented executives who will contribute to the Company's success by reason of their ability, ingenuity and industry;

•	Link compensation realized to the achievement of the Company's short and long-term financial and strategic goals;

•	Align management and member interests by encouraging long-term member value creation;

•	Maximize the financial efficiency of the compensation program from tax, accounting, cash flow and dilution perspectives; and

•	Support important corporate governance principles and comply with best practices.

Compensation Committee Procedures

The Compensation Committee is responsible for determining the nature and amount of compensation for the Company's Chief Executive Officer and has delegated to the Chief Executive Officer the authority to set compensation for lower executive officers, including the Company's Chief Financial Officer, Chief Operating Officer and Grain Merchandiser. The Compensation Committee has also delegated to the Chief Executive Officer the authority to implement compensation plans, policies and programs consistent with the Company's philosophy and objectives.

The Compensation Committee recommended that the Company enter into an employment agreement with the Company's Chief Executive Officer effective July 8, 2010. On April 26, 2017, the agreement was extended until December 31, 2022. The employment agreement provides for an annual base salary and a year-end bonus based on the Company's net income.

Base Salary

The evaluation of the Chief Executive Officer's employment agreement was based on the scope of the chief executive's roles, responsibilities, experience levels and performance, and taking into account competitive market compensation paid by comparable companies for similar positions.

Bonus

In addition to the base salary, the evaluation of the Chief Executive Officer's employment agreement also included the potential to earn a year-end bonus based on the Company's net income. The Compensation Committee believes that the alignment of bonus potential with the Company's financial performance is consistent with the Company's compensation philosophy and objectives.

Accounting and Tax Treatment of Awards

None of our executive officers, governors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of their compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based upon this review and discussion, the Board determined that the Compensation Discussion and Analysis should be included in this proxy statement.
Compensation Committee

Sid Mauch, Chair
Ronald Aberle
Mike Appert
Ambrose Hoff
Frank Kirschenheiter
Anthony Mock
William Price

Compensation Committee Interlocks and Insider Participation

None of the members of the executive compensation committee is or has been an employee of the Company. There are no interlocking relationships between the Company and other entities that might affect the determination of the compensation of our executive officers.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last three fiscal years, or such shorter period that they were covered by this requirement, to our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Grain Merchandiser.

We did not have any compensatory security option plan or other plan for long term compensation for our executive officer or governors in place as of September 30, 2018. Further, as of September 30, 2018, none of our governors or executive officers had any options, warrants, or other similar rights to purchase securities of the Company.

Compensation of Named Executive Officers

Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Total
Gerald Bachmeier, CEO(1)	2018	$212,308	$42,131	$8,774	$263,213
	2017	$196,154	$29,519	$7,414	$233,087
	2016	199,423	40,364	6,223	246,010
Jodi Johnson, CFO	2018	127,000	10,307	—	137,307
	2017	120,000	10,000	—	130,000
	2016	113,846	20,307	—	134,153
Dustin Willett, COO(2)	2018	129,000	4,307	3,246	136,553
	2017	125,000	2,000	4,797	131,797
	2016	129,981	7,807	—	137,788
Ryan Wiege, Grain Merchandiser(3)	2018	109,000	5,307	3,635	117,942
	2017	105,000	5,000	3,906	113,906
	2016	106,992	10,307	—	117,299

(1)
Mr. Bachmeier was appointed CEO effective July 8, 2010 and is paid pursuant to Mr. Bachmeier's employment agreement - see additional information under "Employment Agreements with Governors or Officers." Mr. Bachmeier previously served as CEO from June 16, 2009 to December 31, 2009. The other compensation Mr. Bachmeier receives is the excess medical insurance benefit he receives compared to the reimbursement the Company makes for its other employees.

(2)
The other compensation Mr. Willett received was for excess vacation hours paid out. The Company allows employees to carryover up to 80 hours of vacation each year and then pays out the excess at the end of each year.

(3)
The other compensation Mr. Wiege received was for excess vacation hours paid out. The Company allows employees to carryover up to 80 hours of vacation each year and then pays out the excess at the end of each year.

Employment Agreements with Governors or Officers

The Company entered into an employment agreement with Gerald Bachmeier for the position of Chief Executive Officer of the Company effective July 8, 2010. The term of this agreement terminates on December 31, 2022 and is subject to customary termination provisions.    The employment agreement provides for an annual base salary as well as a year-end bonus based on the Company's net income.

We do not have any employment agreements with any other officer or governor.
CEO Pay Ratio
As a result of rules adopted by the SEC, we are disclosing the following information regarding the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer for the fiscal year ended September 30, 2018:

•The median of the annual total compensation of all of our employees (excluding the Chief Executive Officer) was $86,949.
•The annual total compensation of our Chief Executive Officer, as reported on our Summary Compensation Table, was $263,213.
•Based on this information, the ratio of our Chief Executive Officer's annual total compensation to our median employee was 3.03:1.00.
Our employee population as of September 30, 2018 (the date we selected to identify our median employee), consisted of 48 individuals, with all of these individuals located in the United States. We identified our median employee based on the annual total compensation paid during the fiscal year ended September 30, 2018, calculated consistent with the disclosure requirements of executive compensation under Item 402(c)(2)(x) of Regulation S-K.

In addition, for purposes of reporting the ratio of annual total compensation of the Chief Executive Officer to the median employee, both the Chief Executive Officer and median employee’s total compensation paid during the fiscal year ended September 30, 2018, were calculated consistent with the disclosure requirements of executive compensation under Item 402(c)(2)(x) of Regulation S-K. The Company has not made any of the adjustments permissible by the SEC, nor have any material assumptions or estimates been made to identify the median employee or to determine annual total compensation.

GOVERNOR COMPENSATION

The Board adopted a governor compensation policy on July 24, 2007.  However, in December 2008, compensation was suspended on a voluntary basis and subsequently reinstated during January 2010.  Pursuant to the governor compensation policy, we currently pay governor fees as follows:

•	$1,000.00 per Board meeting

•	$400.00 per Audit Committee meeting or Audit Committee conference call

•	$400.00 per Risk Management Committee meeting or Risk Management Committee conference call

•	$400.00 per Nominating Committee meeting

•	$100.00 for meetings attended by conference call, with the exception of Audit Committee and Risk Management Committee conference calls

The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the fiscal year ended September 30, 2018, the Company had incurred an aggregate of $115,049 in governor fees and related expenses.

The table below shows the compensation paid to each of our governors for the fiscal year ended September 30, 2018.

Name	Fiscal Year	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total Compensation
Ronald Aberle	2018	$24,700	$273	$24,973
Mike Appert	2018	23,200	890	24,090
Ambrose Hoff	2018	7,400	601	8,001
Frank Kirschenheiter	2018	11,300	83	11,383
Sid Mauch	2018	15,000	1,896	16,896
Anthony Mock	2018	15,100	651	15,751
William Price	2018	13,800	155	13,955

(1)	Includes reimbursement for regular board meetings as well as committee meetings.

(2)	Includes reimbursement for mileage incurred in connection with services rendered to the Board and for services rendered to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and governors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2018.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended September 30, 2018, accompanies this proxy statement.

These proxy materials are being delivered pursuant to the Internet Availability of Proxy Materials rules promulgated by the SEC. The Company will provide each member solicited a printed or e-mail copy of the Proxy Statement, Proxy Card and Annual Report on Form 10-K without charge within three business days of receiving a written request. Members should direct any requests for a printed or e-mail copy of the proxy materials as follows: (i) by calling our office at (701) 974-3308 or toll free at (855) 974-3308; (ii) by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652; (iii) by e-mail at proxy@redtrailenergy.com; or (iv) on our website at www.redtrailenergy.com, on or before March 22, 2019 to facilitate timely delivery. The Company will provide each member solicited a copy of the exhibits to the Annual Report on Form 10-K upon written request and payment of specified fees. The 2018 Annual Report on Form 10-K complete with exhibits and Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or through the EDGAR database available from the SEC's Internet site (www.sec.gov).

APPENDIX I
FIRST AMENDMENT TO AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED MEMBER CONTROL AGREEMENT FOR RED TRAIL ENERGY, LLC dated May 28, 2009 (the “Member Control Agreement”) is adopted and approved effective as of the ___ day of ______________, 2019, by the Members holding at least 66.67% of the Units having Governance Rights entitled to vote for Red Trail Energy, LLC (the “Company”), pursuant to Section 2.5 of the Member Control Agreement at a meeting of the Members at which quorum was present, as provided under the Amended and Restated Operating Agreement of the Company (the “Operating Agreement”).

The Member Control Agreement is amended as follows:

1.    Section 3.4 of the Member Control Agreement (Tax Matters) is removed in its entirety and is replaced by the following:

3.4    Tax Matters.

(1)
Tax Status. The Company shall be classified and taxed as a partnership for federal and state income tax purposes except to the extent that the Company is to be disregarded as an entity for federal and state income tax purposes pursuant to applicable provisions of the Code. If the Company is disregarded for income tax purposes, the Company shall not be disregarded as a separate legal entity for any other purpose, including but not limited to, diminishing in any respect the LLC Act providing that a Person owning or holding Membership Interests, Governor, Officer or other agent of the Company is not liable for the acts, debts, liabilities, or obligations of the Company.

(2)
Appointment. Chairman of the Board is hereby appointed as the “tax matters partner” (as defined in Code Section 6231 prior to its amendment by the Bipartisan Budget Act of 2015 (“BBA”)) (the “Tax Matters Member”) and the “partnership representative” (the “Partnership Representative”) as provided in Code Section 6223(a) (as amended by the BBA). The Tax Matters Member or Partnership Representative may resign at any time. The Tax Matters Member or Partnership Representative may be removed at any time by the Board. Upon resignation, death, or removal of the Tax Matters Member or Partnership Representative, the Board will select the successor Tax Matters Member or Partnership Representative.

(3)
Tax Examinations and Audits. The Tax Matters Member and Partnership Representative are each authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by any taxing authority, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. Each Member agrees that such Member will not independently act with respect to tax audits or tax litigation of the Company, unless previously authorized to do so in writing by the Tax Matters Member or Partnership Representative, which authorization may be withheld by the Tax Matters Member or Partnership Representative in its sole discretion. The Tax Matters Member or Partnership Representative has sole discretion to determine whether the Company (either on its own behalf or on behalf of the Members) will contest or continue to contest any tax deficiencies assessed or proposed to be assessed by any taxing authority.

(4)
Income Tax Elections. Except as otherwise provided herein, each of the Tax Matters Member and Partnership Representative has the sole discretion to make any determination regarding income tax elections it deems advisable on behalf of the Company, including (1) the election out of the partnership audit procedures enacted under Section 1101 of the BBA (the “BBA Procedures”) for tax years beginning on or after January 1, 2018 pursuant to Code Section 6221(b) (as amended by the BBA); and (2) for any year in which applicable law and regulations do not permit the Company to elect out of the BBA Procedures, the election of the alternative procedure under Code Section 6226, as amended by Section 1101 of the BBA.

(5)
Tax Returns. Each Member agrees that such Member will not treat any Company item inconsistently on such Member’s federal, state, foreign or other income tax return with the treatment of the item on the Company’s return.

(6)
Survival of Obligations. The obligations of each Member or former Member under this Section survive the transfer or redemption by such Member of its Units and the termination of this Agreement or dissolution of the Company. Each Member acknowledges and agrees that, notwithstanding the transfer or redemption of all or a portion of its Membership Interest in the Company, it may remain liable for tax liabilities with respect to its allocable share of income and gain of the Company for the Company’s taxable years (or portions thereof) prior to such transfer or redemption.

I, Ambrose Hoff, do hereby certify that I am the duly elected, qualified, and acting Secretary of the Company, and further certify that the above amendment was duly adopted by the Members holding at least 66.67% of the Units having Governance Rights entitled to vote for the Company in accordance with the provisions of the Member Control Agreement and Operating Agreement.

/s/ Ambrose Hoff
Ambrose Hoff, Secretary

Approved:

/s/ Sid Mauch
Sid Mauch, Chairman of the Board

RED TRAIL ENERGY, LLC
PROXY SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MARCH 29, 2019

Member Name:	Vote by Mail or Facsimile:
1) Read the Proxy Statement
Number of Units:	2) Mark your vote in the appropriate boxes below
3) Sign and date the proxy card
4) Return the proxy card via fax to (701) 974-3309 or by mail to the Company at P.O. Box 11, Richardton, ND 58652 by 4:00 p.m. on Wednesday, March 21, 2019.

The undersigned hereby appoints Sid Mauch and Anthony Mock, and each or either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the 2019 Annual Meeting of Members to be held on Friday, March 29, 2019, at the Ramada-Bismarck, 1400 E. Interchange Avenue, Bismarck, North Dakota 58501, and at adjournment thereof, on any matters coming before the meeting.

Said proxies will vote on the proposals set forth in the notice of the annual meeting and proxy statement as specified on this card. If a vote is not specified, said proxies will vote FOR Frank Kirschenheiter, Sid Mauch and Anthony Mock, with the votes split equally between the nominees and FOR Proposal Two - Control Agreement Amendment. If any other matters properly come before the 2019 Annual Meeting, said proxies will vote on such matters in accordance with the recommendations of the Board except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

PROPOSAL ONE.    Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years. To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of units you own multiplied by 3 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit.  Write in the number of votes you are allocating to any nominee below. The Board recommends you vote your units for Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Frank Kirschenheiter	Votes

Sid Mauch	Votes

Anthony Mock	Votes

PROPOSAL TWO.    Approval of the First Amendment to the Amended and Restated Member Control Agreement. The Board recommends you vote your units FOR Proposal One.

For	Against	Abstain
☐	☐	☐

This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the proxies to take action in their discretion upon other matters that may properly come before the meeting. The proxies cannot vote your units unless you sign and return this card.

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Unit Holder	Signature of Unit Holder
Dated:	Dated: